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Exhibit 10.6

AMENDED AND RESTATED LETTER OF CREDIT AND
REIMBURSEMENT AGREEMENT AMENDMENT NO. 1

        This Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 1 dated as of August 20, 2003 (the "Amendment") is by and among Arch Reinsurance Ltd. ("Reinsurance"), Arch Reinsurance Company ("Arch Company"), Alternative Re Limited ("Alternative"), Arch Insurance Company (formerly known as First American Insurance Company) ("Arch Insurance," and each of Reinsurance, Arch Company, Alternative and Arch Insurance, individually, an "Obligor" and collectively, the "Obligors"), the lenders from time to time party to the Reimbursement Agreement referred to below (the "Lenders") and Fleet National Bank, as Agent and Issuing Lender ("Fleet").

        WHEREAS, the Obligors, Fleet and the Lenders entered into an Amended and Restated Letter of Credit and Reimbursement Agreement dated as of August 12, 2003 (the "Reimbursement Agreement"; terms defined therein and not otherwise defined herein are being used herein as so defined); and

        WHEREAS, Alternative desires to be removed from the Reimbursement Agreement as an Obligor and terminate the Security Agreement and the Custodian Agreement to which it is a party;

        NOW, THEREFORE, the Obligors, the Lenders and Fleet agree as follows:

        1.     Effective as of the date hereof, the Reimbursement Agreement is hereby amended as follows:

          (a)   The definition of "Obligor" set forth in Section 1.1 of the Agreement is amended and restated in its entirety and the following is substituted therefor:

            "Obligor" means, individually, each of Reinsurance, Arch Company and Arch Insurance.

          (b)   All references in the Reimbursement Agreement to "Alternative" and "Alternative Re Limited" are hereby deleted.

        2.     Effective as of the date hereof, the Security Agreement to which Alternative is a party and the Custodian Agreement to which Alternative is a party shall be terminated and be of no further force and effect and all security interests, liens ad encumbrances which Alternative has granted to the Agent on behalf of the Lenders pursuant to the Security Documents shall be automatically released. Alternative may prepare and execute on behalf of the Agent UCC termination statements or such other documents and releases as are necessary to evidence the release and termination of all liens and security interest held in favor of the Agent on behalf of the Lenders in respect of the assets of Alternative and Alternative may file UCC termination statements in such jurisdictions where necessary to evidence the termination of such liens and security interests. The Lenders and Fleet hereby agree to deliver to Alternative, at Alternative's sole cost and expense, such other releases, discharges, termination statements and similar documents as Alternative may reasonably request in connection with the release of the liens and security interests granted to the Agent in favor of the Lenders.

        3.     This Amendment shall be governed by the laws of the State of Connecticut without giving effect to principles of conflict of laws, and may be signed in counterparts, each of which shall be regarded as the original and all of which shall constitute one and same agreement.

        4.     This Amendment contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Amendment may be amended or the provisions thereof waived only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

        5.     All other terms and provisions of the Agreement shall remain in full force and effect, except as expressly modified herein.

        6.     This Amendment and any instrument delivered in connection herewith may be executed in any number of counterparts with the same effect as if the signatures on all counterparts are upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective officers, as an instrument under seal, as of the date first above written.

ARCH REINSURANCE LTD.
By:	/s/ DWIGHT EVANS Name: Dwight Evans Title: President
By:	Name: Title:
ARCH REINSURANCE COMPANY
By:	/s/ JOHN F. RATHGEBER Name: John F. Rathgeber Title: Managing Director & Chief Operating Officer
ARCH INSURANCE COMPANY
By:	/s/ FRED S. EICHLER Name: Fred S. Eichler Title: Senior Vice President & Chief Financial Officer
ALTERNATIVE RE LIMITED
By:	/s/ DAWNA FERGUSON Name: Dawna Ferguson Title: Secretary

FLEET NATIONAL BANK, AS AGENT AND ISSUING LENDER
By:	/s/ LAWRENCE DAVIS Name: Lawrence Davis Title: Portfolio Manager
COMERICA BANK, AS LENDER
By:	Name: Title:
BARCLAYS BANK, AS LENDER
By:	/s/ JEREMY RITCHIE Name: Jeremy Ritchie Title: Relationship Director's Assistant

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  Exhibit 10.6
AMENDED AND RESTATED LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT AMENDMENT NO. 1